UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2011 (September 19, 2011)

Chartwell International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51342	95-3979080
(State or other jurisdiction	(Commission	(IRS Employer Identification No.)
of incorporation)	File Number)

7637 Leesburg Pike
Falls Church, VA		22043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 635-7980

 (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On August 16, 2010 the registrant filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York (Case No. 10-37462). On October 21, 2010 the U.S. Bankruptcy Court confirmed the registrant's plan of reorganization.   On September 8, 2011 the U.S. Bankruptcy Court entered a Final Decree closing the chapter 11 case of the registrant but continuing to retain jurisdiction with respect to any matters arising under the plan of reorganization and distributions made under that plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 19, 2011	Chartwell International, Inc.

	By:	/s/ Imre Eszenyi
Imre Eszenyi
Acting President and Chairman